UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22114
Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 31, 2016 – June 30, 2016
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2016

Vanguard Market Neutral Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended June 30, 2016
Total
Returns
Vanguard Market Neutral Fund
Investor Shares	-2.48%
Institutional Shares	-2.40
Citigroup Three-Month U.S. Treasury Bill Index (Daily)	0.12
Alternative Equity Market Neutral Funds Average	-0.69

Alternative Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2015, Through June 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$12.12	$11.82	$0.000	$0.000
Institutional Shares	12.07	11.78	0.000	0.000

Chairman’s Letter

Dear Shareholder,

After a disappointing start, the broad U.S. stock market more than recovered by the end of June. Vanguard Market Neutral Fund’s results went in the opposite direction, with two months of gains followed by declines.

For the six months ended June 30, 2016, the fund returned –2.48% for Investor Shares and –2.40% for the lower-cost Institutional Shares. It lagged the 0.12% return of its benchmark, the Citigroup Three-Month U.S. Treasury Bill Index (Daily), and the –0.69% average return of peer funds. However, thanks to exceptionally strong performance in the last six months of 2015, the fund’s 12-month return through June was 3.97% for Investor Shares, about 4 percentage points ahead of its comparative standards.

Your fund’s advisor, Vanguard Quantitative Equity Group (QEG), added the most value with its combined long/short strategy in the health care and consumer discretionary sectors. The energy sector, however, notably weighed on the fund’s total return.

The road was bumpy again for global stock markets

The long-anticipated U.K. referendum on whether to remain in the European Union was the defining event of capital markets during the first half of 2016. Uncertainty before the June 23 vote led to volatility in stock markets. Stocks then tumbled sharply after the decision to leave, known as “Brexit,” before regaining some ground by the end of June. Because this vote has significant global economic implications and it will take considerable time for details to be worked out, uncertainty is likely to persist.

The broad U.S. stock market returned roughly 4% for the half year. International stocks had a rougher time, returning about –1%. European stocks in particular suffered as anxiety before and after the vote hit closer to home. Developed Pacific markets also retreated. Emerging-market stocks were a bright spot, returning nearly 8%.

Bonds rolled to strong returns as investors weighed options

The broad U.S. bond market returned 5.31% as investors sought safe-haven assets amid questionable global economic growth, low inflation, and stock market volatility. Exceptionally low or negative yields abroad attracted foreign investors to the still positive yields offered by U.S. bonds.

The yield of the 10-year U.S. Treasury note closed at 1.47% at the end of June, down almost a full percentage point from 2.30% at the end of December. (Bond prices and yields move in opposite directions.)

The Federal Reserve has held its target for short-term interest rates steady since raising it by a quarter of a percentage point in December. During the period, the 0.25%–0.5% rate remained historically low and continued to curb returns for money market funds and savings accounts.

Market Barometer

	Total Returns
	Periods Ended June 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.74%	2.93%	11.88%
Russell 2000 Index (Small-caps)	2.22	-6.73	8.35
Russell 3000 Index (Broad U.S. market)	3.62	2.14	11.60
FTSE All-World ex US Index (International)	-0.92	-9.75	0.49

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.31%	6.00%	3.76%
Barclays Municipal Bond Index (Broad tax-exempt market)	4.33	7.65	5.33
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.14	0.05

CPI
Consumer Price Index	1.91%	1.01%	1.32%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 11.94% for U.S. investors. Although Britain’s pound sank to multi-decade lows against the dollar after the Brexit vote, some other foreign currencies strengthened during the six months, lifting returns when translated into dollars.

But even without this currency benefit, international bond results were solid.

The long/short strategy succeeded in several—but not all—sectors

To achieve your fund’s objective of market-neutral returns that aren’t correlated with market performance, QEG uses selection models that generate expected returns for every stock in its universe on a daily basis. Within each industry group, QEG buys stocks with higher expected returns and borrows to sell short those with lower expected returns—anticipating that these shorts will, as a group, underper-form the long portfolio. Note that for the strategy to work, the shorts do not have to decline in value—they just need to lag the long portfolio.

The resulting combined long/short portfolio is designed to be sector-neutral. The value of all stocks in a sector that have been sold short is about the same as those held in that same sector in anticipation of relatively better performance.

During the half year, most of the sectors in the long portfolio did appreciate, but many of their counterparts in the short portfolio gained even more, producing a negative total return. (When a stock that has been sold short increases in value, it costs more to buy it in the market in order to return it to its owner.) Again, it’s the relative performance of the longs and shorts that drives the combined portfolio results.

In financials, one of the largest sectors in your fund, the long/short strategy met with success, as the stocks held returned more than those sold short. In the health care and consumer discretionary sectors, the stocks owned long also outperformed—by declining less than those sold short.

The reverse was true in sizable sectors such as industrials and information technology, where the fund’s long holdings gained less than those sold short. The energy stocks owned by the fund declined while those sold short posted gains, making this relatively small sector a notable detractor.

For more about the advisor’s strategy and the fund’s positioning during the period, please see the Advisor’s Report that follows this letter.

A dose of discipline is crucial when markets become volatile

The heightened volatility in capital markets that surrounded the Brexit vote reminds us that nobody can control the markets’ direction or reliably predict where they’ll go in the short term. However, investors can control how they react to such turbulence.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—at these times. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms. And you can consider investments such as Vanguard Market Neutral Fund that limit exposure to general stock market risk while seeking to provide long-term capital appreciation.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 21, 2016

Advisor’s Report

For the six months ended June 30, 2016, the broad U.S. equity market returned 3.62%, behind the 5.31% return of the broad U.S. bond market. Large-capitalization stocks outperformed small-caps by more than a percentage point, and value-oriented companies beat their growth counterparts by about 5 percentage points. International developed markets lagged the U.S. market, but emerging markets outpaced it.

Vanguard Market Neutral Fund returned –2.48%. Results for the two quarters were in stark contrast: The fund gained more than 2% in the first quarter of 2016, then declined almost 5% in the second. However, the one-year result was still positive, at about 4%. It’s important to remember that the fund does not attempt to outperform the equity market. Instead, its strategy is to be neutral to market conditions and produce long-term performance results that exceed the returns of 3-month U.S. Treasury bills.

The most notable development during the first half of 2016 was Britain’s decision to leave the European Union. Britain has two years to coordinate its potential exit with the rest of the union’s members, but a longer time frame may be more realistic. Although the initial decision weighed on global equity markets and supported less risky assets such as bonds and gold, stocks have sharply recovered since.

In the United States, first-quarter GDP growth was estimated at 1.1% and the economy continued to expand steadily, led by personal consumption, local government spending, and exports. In June, the labor market appeared strong as it added 287,000 jobs and alleviated some fears of a recession (analysts had expected a lower figure).

Amid global uncertainty, especially after Britain’s referendum, the U.S. Federal Reserve remained cautious regarding its timeline for interest rate hikes. The federal funds futures market continued to reflect a much greater probability of not increasing rates in 2016, and even the prospect of higher rates in 2017 came into question. Although U.S. rates remained at record lows, the increasing presence of negative international interest rates drove the resilient strength of the dollar relative to global currencies.

Performance in the U.S. stock market was broad-based; seven out of ten sectors advanced, led by utilities and telecommunication services. Financials, health care, and information technology declined. Our stock selection model had mixed results in identifying industry group leaders and laggards. Our long positions contributed positively. However, the stocks in the short portfolio overall gained more than those held long, detracting from total returns.

Our management decisions submodel added the most, but our sentiment signal was the worst performer. Total returns were positive in four industry sectors and best in health care and consumer discretionary. Energy and industrials detracted the most. Long positions in AMN Healthcare and Amedisys and short positions in Ultragenyx Pharmaceutical and Sage Therapeutics led in health care. In consumer discretionary, notable contributions came from long positions in Smith & Wesson and DreamWorks Animation SKG and short positions in Lions Gate Entertainment and BorgWarner.

Poor results in the energy sector were driven by long positions in CVR Energy and Scorpio Tankers and short positions in Rice Energy and Cabot Oil & Gas. Long positions in JetBlue Airways and Trinity Industries and short positions in Tyco International and Copa Holdings hurt most in industrials.

Portfolio Managers:

James P. Stetler, Principal

Michael R. Roach, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

July 21, 2016

Market Neutral Fund

Fund Profile
As of June 30, 2016

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.46%	1.36%
Management Expenses	0.20%	0.12%
Dividend Expenses on
Securities Sold Short[2]	1.06%	1.06%
Borrowing Expenses on
Securities Sold Short[2]	0.15%	0.15%
Other Expenses	0.05%	0.03%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	300	281
Median Market Cap	$2.9B	$4.7B
Price/Earnings Ratio	17.1x	50.8x
Price/Book Ratio	2.1x	2.0x
Return on Equity	13.6%	11.5%
Earnings Growth
Rate	9.9%	2.5%
Foreign Holdings	4.7%	5.8%

Fund Characteristics
Turnover Rate (Annualized)	54%
Short-Term Reserves	2.7%

Volatility Measures
	Citigroup
	Three-Month	DJ
	U.S. Treasury	U.S. Total
	Bill Index	Market
	(Daily)	FA Index
R-Squared	0.08	0.02
Beta	-59.23	-0.06
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	15.1%	15.3%
Consumer Staples	6.3	5.9
Energy	6.6	6.3
Financials	19.8	20.4
Health Care	12.4	11.6
Industrials	15.4	14.9
Information Technology	14.6	15.6
Materials	6.0	5.9
Telecommunication Services	0.6	0.9
Utilities	3.2	3.2

1 The total expense ratios shown are from the prospectus dated April 28, 2016, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2016, the annualized expense ratios were 1.67% for Investor Shares and 1.57% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Smith & Wesson
Holding Corp.	Leisure Products	0.6%
Worthington Industries
Inc.	Steel	0.6
Government Properties
Income Trust	Office REITs	0.6
SkyWest Inc.	Airlines	0.6
Advanced Micro Devices
Inc.	Semiconductors	0.6
Tyson Foods Inc.	Packaged Foods &
	Meats	0.5
Universal Forest
Products Inc.	Building Products	0.5
Hospitality Properties
Trust	Hotel & Resort REITs	0.5
Children's Place Inc.	Apparel Retail	0.5
NRG Energy Inc.	Independent Power
	Producers & Energy
	Traders	0.5
Top Ten		5.5%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
SS&C Technologies	Application
Holdings Inc.	Software	0.7%
Yelp Inc.	Internet Software &
	Services	0.6
Royal Gold Inc.	Gold	0.6
B&G Foods Inc.	Packaged Foods &
	Meats	0.6
G-III Apparel Group Ltd.	Apparel,
	Accessories &
	Luxury Goods	0.6
DexCom Inc.	Health Care
	Equipment	0.6
Tahoe Resources Inc.	Gold	0.6
Cheniere Energy Inc.	Oil & Gas Storage &
	Transportation	0.6
Restoration Hardware	Homefurnishing
Holdings Inc.	Retail	0.6
Tyler Technologies Inc.	Application
	Software	0.5
Top Ten		6.0%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2005, Through June 30, 2016

Note: For 2016, performance data reflect the six months ended June 30, 2016.

Average Annual Total Returns: Periods Ended June 30, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/11/1998	3.97%	2.85%	1.37%
Institutional Shares	10/19/1998	4.17	2.96	1.48

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (98.5%)
Consumer Discretionary (14.9%)
*,†	Smith & Wesson Holding
	Corp.	380,255	10,335
†	Children’s Place Inc.	120,721	9,679
†	Regal Entertainment Group
	Class A	432,359	9,529
*,†	Michael Kors Holdings Ltd.	190,318	9,417
†	Big Lots Inc.	181,224	9,081
†	Abercrombie & Fitch Co.	502,675	8,953
†	Nordstrom Inc.	233,541	8,886
†	Marriott International Inc.
	Class A	133,411	8,867
*,†	Boyd Gaming Corp.	476,439	8,766
†	American Eagle Outfitters
	Inc.	524,262	8,352
†	Carnival Corp.	188,675	8,339
*,†	Cooper-Standard Holding
	Inc.	104,767	8,276
†	Darden Restaurants Inc.	127,970	8,106
†	Omnicom Group Inc.	99,000	8,068
†	Target Corp.	114,310	7,981
†	Sturm Ruger & Co. Inc.	124,115	7,945
*,†	Tenneco Inc.	165,726	7,724
*,†	American Axle &
	Manufacturing Holdings
	Inc.	529,334	7,665
†	Visteon Corp.	116,141	7,643
	Lear Corp.	69,351	7,057
*,†	Discovery Communications
	Inc. Class A	260,678	6,577
*,†	MSG Networks Inc.	403,769	6,194
*,†	Express Inc.	407,289	5,910
	Sinclair Broadcast Group
	Inc. Class A	195,689	5,843
†	Whirlpool Corp.	31,075	5,178
*	Liberty SiriusXM Group
	Class A	163,281	5,120
†	Cooper Tire & Rubber Co.	151,903	4,530

	Royal Caribbean Cruises Ltd.	66,674	4,477
*,†	Michaels Cos. Inc.	153,600	4,368
*,†	Asbury Automotive Group
	Inc.	80,917	4,268
	Bob Evans Farms Inc.	110,327	4,187
†	News Corp. Class B	346,806	4,047
†	Leggett & Platt Inc.	71,700	3,665
†	GameStop Corp. Class A	125,700	3,341
†	Best Buy Co. Inc.	101,700	3,112
†	Outerwall Inc.	74,041	3,110
*,†	Dave & Buster’s
	Entertainment Inc.	65,800	3,079
*,†	NVR Inc.	1,200	2,136
*,†	O’Reilly Automotive Inc.	7,800	2,115
*,†	Denny’s Corp.	166,900	1,791
†	Foot Locker Inc.	29,700	1,629
	GNC Holdings Inc. Class A	65,743	1,597
†	Caleres Inc.	62,800	1,520
†	New York Times Co.
	Class A	120,246	1,455
†	Gannett Co. Inc.	100,587	1,389
*,†	Burlington Stores Inc.	19,063	1,272
†	Home Depot Inc.	8,901	1,137
†	Bloomin’ Brands Inc.	60,100	1,074
*	Tile Shop Holdings Inc.	46,094	916
			265,706
Consumer Staples (6.2%)
†	Tyson Foods Inc. Class A	146,835	9,807
†	SpartanNash Co.	310,150	9,484
†	Ingredion Inc.	73,088	9,458
†	Dean Foods Co.	509,544	9,218
†	Fresh Del Monte Produce
	Inc.	167,779	9,132
*,†	Herbalife Ltd.	155,348	9,093
†	ConAgra Foods Inc.	187,461	8,963
*,†	SUPERVALU Inc.	1,462,098	6,901
*	Amplify Snack Brands Inc.	423,840	6,252
†	Bunge Ltd.	89,174	5,275
†	Universal Corp.	89,360	5,160

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Kroger Co.	111,900	4,117
*,†	Blue Buffalo Pet Products
	Inc.	143,871	3,358
†	Cal-Maine Foods Inc.	70,760	3,136
†	Pilgrim’s Pride Corp.	121,800	3,103
	Energizer Holdings Inc.	53,999	2,780
*	Darling Ingredients Inc.	152,344	2,270
†	Dr Pepper Snapple Group
	Inc.	13,900	1,343
*,†	USANA Health Sciences
	Inc.	10,743	1,197
			110,047
Energy (6.5%)
†	Apache Corp.	160,971	8,961
†	Rowan Cos. plc Class A	493,837	8,721
†	Denbury Resources Inc.	2,273,856	8,163
†	Ship Finance International
	Ltd.	552,558	8,145
†	Ensco plc Class A	781,011	7,584
*	EP Energy Corp. Class A	1,379,422	7,145
*,†	McDermott International
	Inc.	1,354,476	6,691
†	Valero Energy Corp.	128,521	6,555
*,†	Seadrill Ltd.	2,021,785	6,551
	Noble Corp. plc	779,418	6,422
†	Nordic American Tankers
	Ltd.	456,121	6,336
*	Chesapeake Energy Corp.	1,324,720	5,670
	Diamond Offshore Drilling
	Inc.	209,695	5,102
†	Western Refining Inc.	227,160	4,686
†	Scorpio Tankers Inc.	1,097,776	4,611
†	PBF Energy Inc. Class A	178,130	4,236
†	Tesoro Corp.	55,919	4,189
*	Southwestern Energy Co.	232,000	2,919
	Transocean Ltd.	197,096	2,343
†	Atwood Oceanics Inc.	151,700	1,899
			116,929
Financials (19.5%)
†	Government Properties
	Income Trust	435,826	10,050
†	Hospitality Properties Trust	336,513	9,692
†	Primerica Inc.	165,090	9,450
*,†	Flagstar Bancorp Inc.	386,028	9,423
†	MSCI Inc. Class A	121,152	9,343
†	Aflac Inc.	128,709	9,288
†	Communications Sales &
	Leasing Inc.	319,106	9,222
†	Lexington Realty Trust	910,955	9,210
†	Navient Corp.	765,427	9,147
†	Bank of America Corp.	687,118	9,118
†	Great Western Bancorp Inc.	289,079	9,118
†	Select Income REIT	348,133	9,048
†	Care Capital Properties Inc.	343,475	9,002
†	Regions Financial Corp.	1,047,191	8,912
†	SunTrust Banks Inc.	216,904	8,910

†	JPMorgan Chase & Co.	142,566	8,859
†	Fifth Third Bancorp	494,990	8,707
†	WP Glimcher Inc.	777,707	8,703
†	Citigroup Inc.	203,888	8,643
†	GEO Group Inc.	252,554	8,632
†	Gaming and Leisure
	Properties Inc.	249,846	8,615
†	Mack-Cali Realty Corp.	314,552	8,493
†	CBL & Associates
	Properties Inc.	895,200	8,334
†	Assured Guaranty Ltd.	322,384	8,179
†	Unum Group	249,048	7,917
†	Prudential Financial Inc.	108,928	7,771
†	Ameriprise Financial Inc.	81,584	7,330
†	Lamar Advertising Co.
	Class A	109,780	7,278
	Nelnet Inc. Class A	173,966	6,045
†	S&P Global Inc.	55,712	5,976
	CNO Financial Group Inc.	337,010	5,884
	Crown Castle International
	Corp.	53,796	5,457
†	Popular Inc.	174,340	5,108
†	Travelers Cos. Inc.	42,300	5,035
†	Xenia Hotels & Resorts Inc.	296,918	4,982
†	CoreSite Realty Corp.	52,500	4,656
	DuPont Fabros Technology
	Inc.	92,133	4,380
†	Ryman Hospitality
	Properties Inc.	84,256	4,268
†	Old National Bancorp	312,791	3,919
*,†	MGIC Investment Corp.	647,376	3,852
†	Maiden Holdings Ltd.	307,200	3,760
†	OM Asset Management plc	249,836	3,335
	Synovus Financial Corp.	110,000	3,189
	Washington Federal Inc.	129,805	3,149
	Banc of California Inc.	168,496	3,050
†	TCF Financial Corp.	230,154	2,911
†	Universal Insurance
	Holdings Inc.	141,900	2,637
*,†	KCG Holdings Inc. Class A	186,681	2,483
†	Apple Hospitality REIT Inc.	131,102	2,466
	VEREIT Inc.	209,146	2,121
†	Hartford Financial Services
	Group Inc.	44,900	1,993
*,†	Credit Acceptance Corp.	10,160	1,880
†	First American Financial
	Corp.	43,543	1,751
†	PNC Financial Services
	Group Inc.	18,900	1,538
†	BBCN Bancorp Inc.	99,043	1,478
	Global Net Lease Inc.	177,353	1,410
†	HFF Inc. Class A	40,338	1,165
†	Bank of New York Mellon
	Corp.	28,633	1,112
†	Huntington Bancshares Inc.	105,250	941
			348,325

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Health Care (12.2%)
*,†	WellCare Health Plans Inc.	88,772	9,523
*,†	Five Prime Therapeutics
	Inc.	228,688	9,456
*,†	Prestige Brands Holdings
	Inc.	169,195	9,373
†	Baxter International Inc.	203,707	9,212
*,†	Charles River Laboratories
	International Inc.	111,170	9,165
*,†	AMN Healthcare Services
	Inc.	226,280	9,044
*,†	HCA Holdings Inc.	116,430	8,966
†	AmerisourceBergen Corp.
	Class A	112,305	8,908
*,†	PRA Health Sciences Inc.	212,629	8,879
*,†	Express Scripts Holding Co.	116,492	8,830
*,†	INC Research Holdings Inc.
	Class A	231,533	8,828
*,†	Amedisys Inc.	171,268	8,646
*,†	Emergent BioSolutions Inc.	301,956	8,491
†	Bruker Corp.	361,389	8,218
*,†	Cambrex Corp.	154,611	7,998
*,†	Nektar Therapeutics	537,499	7,649
*,†	Hologic Inc.	218,158	7,548
*,†	Quintiles Transnational
	Holdings Inc.	113,000	7,381
*,†	Acorda Therapeutics Inc.	265,558	6,773
	Owens & Minor Inc.	169,361	6,331
*,†	FibroGen Inc.	356,326	5,847
*,†	United Therapeutics Corp.	51,176	5,421
†	Gilead Sciences Inc.	57,718	4,815
*,†	Amsurg Corp.	54,253	4,207
*,†	Insys Therapeutics Inc.	259,312	3,356
†	Eli Lilly & Co.	42,000	3,308
*,†	Masimo Corp.	58,900	3,093
*	Lexicon Pharmaceuticals
	Inc.	194,722	2,794
*,†	PharMerica Corp.	103,089	2,542
†	Cardinal Health Inc.	28,900	2,255
†	Chemed Corp.	13,700	1,867
†	Aetna Inc.	14,500	1,771
*,†	Merrimack
	Pharmaceuticals Inc.	311,609	1,680
†	Anthem Inc.	11,000	1,445
*,†	Surgical Care Affiliates Inc.	27,200	1,297
*,†	VCA Inc.	18,800	1,271
	Johnson & Johnson	8,742	1,060
*,†	ImmunoGen Inc.	320,800	988
			218,236
Industrials (15.2%)
†	SkyWest Inc.	378,811	10,023
†	Universal Forest Products
	Inc.	105,483	9,777
*,†	JetBlue Airways Corp.	577,784	9,568
*,†	Hawaiian Holdings Inc.	250,773	9,519

†	Briggs & Stratton Corp.	447,298	9,474
†	Huntington Ingalls
	Industries Inc.	55,171	9,270
†	Delta Air Lines Inc.	253,909	9,250
†	Alaska Air Group Inc.	158,126	9,217
†	Insperity Inc.	119,255	9,210
†	Masco Corp.	295,975	9,157
*,†	Wabash National Corp.	712,892	9,054
†	BWX Technologies Inc.	251,418	8,993
†	General Electric Co.	280,858	8,841
†	Owens Corning	168,608	8,687
†	Greenbrier Cos. Inc.	297,935	8,679
†	GATX Corp.	196,425	8,637
†	Brink’s Co.	292,522	8,334
†	Herman Miller Inc.	258,575	7,729
*,†	Quanta Services Inc.	321,466	7,432
†	American Railcar Industries
	Inc.	183,385	7,238
†	Comfort Systems USA Inc.	219,863	7,161
*,†	Spirit AeroSystems
	Holdings Inc. Class A	165,927	7,135
*,†	SPX FLOW Inc.	272,119	7,094
†	West Corp.	346,211	6,807
	RR Donnelley & Sons Co.	378,496	6,404
*,†	American Woodmark Corp.	95,731	6,355
†	Steelcase Inc. Class A	413,500	5,611
†	Southwest Airlines Co.	128,100	5,023
*,†	United Rentals Inc.	73,600	4,939
†	Knoll Inc.	176,940	4,296
†	Boeing Co.	31,988	4,154
*,†	United Continental
	Holdings Inc.	94,300	3,870
†	American Airlines Group
	Inc.	98,890	2,800
*	TriNet Group Inc.	123,981	2,578
	Brady Corp. Class A	77,080	2,356
†	Aircastle Ltd.	113,200	2,214
†	Cintas Corp.	21,361	2,096
†	Apogee Enterprises Inc.	40,100	1,859
*	Continental Building
	Products Inc.	83,229	1,850
*,†	Meritor Inc.	240,300	1,730
†	Interface Inc. Class A	98,475	1,502
†	Pitney Bowes Inc.	74,700	1,330
*	Hertz Global Holdings Inc.	116,270	1,287
†	General Cable Corp.	85,800	1,091
†	Graco Inc.	11,916	941
*,†	Aerojet Rocketdyne
	Holdings Inc.	48,750	891
			271,463
Information Technology (14.4%)
*,†	Advanced Micro Devices
	Inc.	1,926,312	9,901
†	SYNNEX Corp.	100,844	9,562

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Booz Allen Hamilton
	Holding Corp. Class A	313,312	9,287
*,†	Synaptics Inc.	171,056	9,194
*,†	RingCentral Inc. Class A	464,844	9,167
†	HP Inc.	728,592	9,144
†	Computer Sciences Corp.	183,904	9,131
*,†	First Data Corp. Class A	812,049	8,989
†	CSG Systems International
	Inc.	222,979	8,988
†	Travelport Worldwide Ltd.	697,292	8,988
*,†	GoDaddy Inc. Class A	286,667	8,941
*,†	Gigamon Inc.	238,792	8,928
*,†	Sykes Enterprises Inc.	303,162	8,780
†	Leidos Holdings Inc.	183,330	8,776
*,†	Tech Data Corp.	118,228	8,495
*,†	Inphi Corp.	261,119	8,364
*,†	Aspen Technology Inc.	205,950	8,287
*,†	Cardtronics Inc.	195,400	7,779
*,†	CACI International Inc.
	Class A	85,101	7,694
*,†	Manhattan Associates Inc.	113,638	7,288
†	Avnet Inc.	166,269	6,736
*,†	Cirrus Logic Inc.	171,865	6,667
*	NCR Corp.	232,964	6,469
†	CDW Corp.	147,462	5,910
*,†	NETGEAR Inc.	120,176	5,713
†	Jabil Circuit Inc.	298,504	5,513
†	TeleTech Holdings Inc.	201,766	5,474
*,†	Anixter International Inc.	98,336	5,239
†	NVIDIA Corp.	106,400	5,002
†	Accenture plc Class A	40,291	4,565
†	CSRA Inc.	184,454	4,322
†	Intuit Inc.	28,226	3,150
*	Wix.com Ltd.	100,051	3,037
*,†	Electronic Arts Inc.	28,478	2,157
*	Advanced Energy
	Industries Inc.	54,269	2,060
*,†	Sanmina Corp.	65,900	1,767
*	MaxLinear Inc.	83,424	1,500
†	DST Systems Inc.	12,800	1,490
*,†	Super Micro Computer Inc.	55,000	1,367
*,†	Benchmark Electronics Inc.	48,918	1,035
*	ON Semiconductor Corp.	116,723	1,029
†	Western Union Co.	49,136	942
			256,827
Materials (5.9%)
†	Worthington Industries Inc.	239,778	10,143
†	Commercial Metals Co.	560,385	9,471
*,†	AK Steel Holding Corp.	2,030,122	9,460
†	Cabot Corp.	201,911	9,219
†	Steel Dynamics Inc.	370,491	9,077
*,†	Trinseo SA	208,753	8,962
†	Dow Chemical Co.	147,984	7,356
†	LyondellBasell Industries
	NV Class A	95,834	7,132

*,†	US Concrete Inc.	113,527	6,915
†	Stepan Co.	108,700	6,471
	Chemours Co.	610,107	5,027
†	Avery Dennison Corp.	64,300	4,806
†	Bemis Co. Inc.	93,000	4,789
†	Domtar Corp.	97,500	3,413
†	International Paper Co.	55,300	2,344
	Greif Inc. Class A	27,296	1,017
			105,602
Telecommunication Services (0.6%)
†	CenturyLink Inc.	306,070	8,879
†	Verizon Communications
	Inc.	34,900	1,949
			10,828
Utilities (3.1%)
†	NRG Energy Inc.	638,494	9,571
†	FirstEnergy Corp.	271,671	9,484
†	Edison International	120,017	9,322
†	Entergy Corp.	109,614	8,917
†	PPL Corp.	226,916	8,566
†	UGI Corp.	142,044	6,427
	MDU Resources Group Inc.	89,201	2,141
†	Ormat Technologies Inc.	31,126	1,362
			55,790
Total Common Stocks—Long Positions
(Cost $1,679,816)			1,759,753
Common Stocks Sold Short (-99.1%)
Consumer Discretionary (-15.2%)
*	G-III Apparel Group Ltd.	(221,179)	(10,112)
*	Restoration Hardware
	Holdings Inc.	(342,672)	(9,828)
*	Under Armour Inc.	(267,272)	(9,729)
*	Dollar Tree Inc.	(102,771)	(9,685)
*	Charter Communications
	Inc. Class A	(41,202)	(9,420)
	Tribune Media Co. Class A	(238,413)	(9,341)
*	Netflix Inc.	(101,001)	(9,239)
*	Liberty Ventures Class A	(246,415)	(9,135)
	Harley-Davidson Inc.	(200,634)	(9,089)
	H&R Block Inc.	(391,475)	(9,004)
*	Chipotle Mexican Grill Inc.
	Class A	(22,335)	(8,996)
	CalAtlantic Group Inc.	(243,824)	(8,951)
*	Houghton Mifflin Harcourt
	Co.	(572,232)	(8,944)
*	EW Scripps Co. Class A	(548,495)	(8,688)
	BorgWarner Inc.	(292,870)	(8,645)
*	Buffalo Wild Wings Inc.	(60,991)	(8,475)
*	MGM Resorts International	(359,111)	(8,127)
	Lions Gate Entertainment
	Corp.	(400,227)	(8,097)
*	Select Comfort Corp.	(378,385)	(8,090)
	Expedia Inc.	(74,510)	(7,920)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Coach Inc.	(191,599)	(7,806)
*	Liberty Broadband Corp.	(128,037)	(7,682)
	PulteGroup Inc.	(361,858)	(7,053)
*	CarMax Inc.	(143,276)	(7,025)
	Delphi Automotive plc	(107,308)	(6,717)
*	Etsy Inc.	(686,663)	(6,585)
	Twenty-First Century Fox
	Inc. Class A	(225,208)	(6,092)
*	Dorman Products Inc.	(103,000)	(5,892)
*	TripAdvisor Inc.	(82,700)	(5,318)
	Tractor Supply Co.	(49,557)	(4,519)
*	Fiesta Restaurant Group
	Inc.	(200,227)	(4,367)
	Dunkin’ Brands Group Inc.	(98,296)	(4,288)
*	Gentherm Inc.	(97,901)	(3,353)
*	Priceline Group Inc.	(2,385)	(2,977)
*	Meritage Homes Corp.	(61,200)	(2,297)
	Monro Muffler Brake Inc.	(35,512)	(2,257)
	ClubCorp Holdings Inc.	(137,323)	(1,785)
	Standard Motor Products
	Inc.	(44,551)	(1,772)
*	Ascent Capital Group Inc.
	Class A	(76,491)	(1,177)
	Drew Industries Inc.	(13,402)	(1,137)
*	Liberty Broadband Corp.
	Class A	(18,739)	(1,113)
			(270,727)
Consumer Staples (-5.9%)
	B&G Foods Inc.	(209,808)	(10,113)
	Snyder’s-Lance Inc.	(280,986)	(9,523)
*	WhiteWave Foods Co.
	Class A	(201,437)	(9,455)
	Kraft Heinz Co.	(106,683)	(9,439)
*	TreeHouse Foods Inc.	(91,368)	(9,379)
	Spectrum Brands Holdings
	Inc.	(73,082)	(8,719)
	Pinnacle Foods Inc.	(177,780)	(8,229)
*	Monster Beverage Corp.	(49,852)	(8,012)
*	Edgewell Personal Care Co.	(87,729)	(7,405)
	Costco Wholesale Corp.	(43,336)	(6,805)
	Whole Foods Market Inc.	(177,225)	(5,675)
*	Hain Celestial Group Inc.	(109,700)	(5,458)
	Andersons Inc.	(135,580)	(4,819)
*	United Natural Foods Inc.	(43,400)	(2,031)
			(105,062)
Energy (-6.3%)
*	Cheniere Energy Inc.	(264,736)	(9,941)
	SemGroup Corp. Class A	(286,085)	(9,315)
	Targa Resources Corp.	(220,990)	(9,313)
*	Concho Resources Inc.	(72,845)	(8,688)
	Cabot Oil & Gas Corp.	(327,048)	(8,418)
	SM Energy Co.	(281,100)	(7,590)
	Noble Energy Inc.	(199,145)	(7,143)
	National Oilwell Varco Inc.	(210,360)	(7,079)

*	Synergy Resources Corp.	(1,030,809)	(6,865)
*	Cobalt International
	Energy Inc.	(4,881,167)	(6,541)
	Kinder Morgan Inc.	(308,600)	(5,777)
	Pioneer Natural
	Resources Co.	(38,100)	(5,761)
	Hess Corp.	(85,427)	(5,134)
	ConocoPhillips	(117,700)	(5,132)
*	Rice Energy Inc.	(193,233)	(4,259)
	Anadarko Petroleum Corp.	(38,159)	(2,032)
*	Kosmos Energy Ltd.	(370,700)	(2,020)
	Delek US Holdings Inc.	(82,079)	(1,084)
			(112,092)
Financials (-20.1%)
	Weyerhaeuser Co.	(322,125)	(9,590)
	Equinix Inc.	(24,601)	(9,539)
	Leucadia National Corp.	(548,682)	(9,509)
	Banner Corp.	(220,774)	(9,392)
	Legg Mason Inc.	(314,564)	(9,276)
	Chubb Ltd.	(70,687)	(9,239)
*	Howard Hughes Corp.	(80,124)	(9,160)
	Hudson Pacific Properties
	Inc.	(311,005)	(9,075)
*	Enstar Group Ltd.	(55,690)	(9,021)
	Monogram Residential
	Trust Inc.	(880,468)	(8,990)
	Northwest Bancshares Inc.	(599,274)	(8,887)
	PacWest Bancorp	(219,399)	(8,728)
	Mercury General Corp.	(163,475)	(8,690)
*	CBRE Group Inc. Class A	(327,079)	(8,661)
	American International
	Group Inc.	(161,761)	(8,556)
	CNA Financial Corp.	(270,746)	(8,507)
	Valley National Bancorp	(929,106)	(8,473)
	Arthur J Gallagher & Co.	(177,916)	(8,469)
	Jones Lang LaSalle Inc.	(86,472)	(8,427)
	Vornado Realty Trust	(83,414)	(8,351)
	Sun Communities Inc.	(106,635)	(8,172)
	Sterling Bancorp	(514,981)	(8,085)
	Evercore Partners Inc.
	Class A	(181,946)	(8,040)
	Rayonier Inc.	(305,246)	(8,010)
	Colony Starwood Homes	(257,819)	(7,843)
	UMB Financial Corp.	(146,827)	(7,813)
	Kilroy Realty Corp.	(117,310)	(7,776)
*	Stifel Financial Corp.	(245,020)	(7,706)
	Forest City Realty Trust
	Inc. Class A	(341,457)	(7,618)
	Allied World Assurance
	Co. Holdings AG	(215,410)	(7,569)
	New York Community
	Bancorp Inc.	(497,609)	(7,459)
	Wintrust Financial Corp.	(142,470)	(7,266)
	FNB Corp.	(566,878)	(7,109)
	Kearny Financial Corp.	(518,611)	(6,524)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Kennedy-Wilson Holdings
	Inc.	(340,642)	(6,459)
	Alexander & Baldwin Inc.	(173,484)	(6,270)
	Paramount Group Inc.	(386,519)	(6,161)
	Renasant Corp.	(168,867)	(5,459)
	M&T Bank Corp.	(45,858)	(5,422)
	American Homes 4 Rent
	Class A	(225,400)	(4,616)
*	Genworth Financial Inc.
	Class A	(1,516,756)	(3,913)
	Boston Properties Inc.	(29,200)	(3,851)
	Hancock Holding Co.	(145,417)	(3,797)
	First Cash Financial
	Services Inc.	(70,600)	(3,624)
*	PHH Corp.	(237,386)	(3,162)
	White Mountains
	Insurance Group Ltd.	(3,344)	(2,816)
	Ameris Bancorp	(83,871)	(2,491)
*	Texas Capital Bancshares
	Inc.	(47,800)	(2,235)
*	Marcus & Millichap Inc.	(84,554)	(2,149)
	Pinnacle Financial Partners
	Inc.	(43,556)	(2,128)
	Endurance Specialty
	Holdings Ltd.	(31,389)	(2,108)
	BB&T Corp.	(58,213)	(2,073)
	Umpqua Holdings Corp.	(105,000)	(1,624)
	United Community Banks
	Inc.	(65,391)	(1,196)
	Four Corners Property
	Trust Inc.	(54,580)	(1,124)
	Empire State Realty Trust
	Inc.	(57,513)	(1,092)
			(359,300)
Health Care (-11.5%)
*	DexCom Inc.	(126,850)	(10,063)
*	Endo International plc	(601,518)	(9,378)
*	Wright Medical Group NV	(536,167)	(9,313)
*	Alexion Pharmaceuticals
	Inc.	(79,056)	(9,231)
*	Radius Health Inc.	(250,993)	(9,224)
*	Greatbatch Inc.	(295,193)	(9,130)
	STERIS plc	(131,873)	(9,066)
*	Endologix Inc.	(721,530)	(8,990)
*	Ultragenyx Pharmaceutical
	Inc.	(181,666)	(8,885)
*	Allergan plc	(37,865)	(8,750)
*	Team Health Holdings Inc.	(209,022)	(8,501)
*	Bluebird Bio Inc.	(195,474)	(8,462)
*	Neurocrine Biosciences
	Inc.	(184,381)	(8,380)
*	Ligand Pharmaceuticals Inc.	(70,167)	(8,369)
	Zimmer Biomet Holdings
	Inc.	(69,125)	(8,321)
*	Nevro Corp.	(96,503)	(7,118)

*	Alnylam Pharmaceuticals
	Inc.	(126,246)	(7,005)
*	BioMarin Pharmaceutical
	Inc.	(77,507)	(6,030)
	Perrigo Co. plc	(62,940)	(5,707)
*	Acadia Healthcare Co. Inc.	(99,033)	(5,486)
*	Amicus Therapeutics Inc.	(996,514)	(5,441)
*	Centene Corp.	(61,201)	(4,368)
*	Acceleron Pharma Inc.	(126,509)	(4,299)
*	Medicines Co.	(126,188)	(4,244)
*	Puma Biotechnology Inc.	(136,360)	(4,062)
*	Sage Therapeutics Inc.	(116,644)	(3,515)
*	Intra-Cellular Therapies Inc.
	Class A	(90,125)	(3,499)
*	Haemonetics Corp.	(100,040)	(2,900)
	CONMED Corp.	(60,677)	(2,896)
	Patterson Cos. Inc.	(58,500)	(2,802)
	Hill-Rom Holdings Inc.	(21,007)	(1,060)
*	Glaukos Corp.	(35,384)	(1,032)
			(205,527)
Industrials (-14.7%)
	Allegion plc	(135,918)	(9,437)
	Macquarie Infrastructure
	Corp.	(127,063)	(9,409)
*	Verisk Analytics Inc.
	Class A	(114,578)	(9,290)
*	TransDigm Group Inc.	(35,199)	(9,282)
*	Proto Labs Inc.	(158,688)	(9,134)
*	Stericycle Inc.	(87,385)	(9,098)
*	RBC Bearings Inc.	(124,896)	(9,055)
	Covanta Holding Corp.	(542,195)	(8,919)
	Cubic Corp.	(217,586)	(8,738)
*	Middleby Corp.	(74,442)	(8,579)
	Tyco International plc	(201,322)	(8,576)
	Danaher Corp.	(83,693)	(8,453)
	Union Pacific Corp.	(96,279)	(8,400)
*	Beacon Roofing Supply Inc.	(183,527)	(8,345)
*	Kirby Corp.	(129,175)	(8,059)
	AMETEK Inc.	(168,006)	(7,767)
	Flowserve Corp.	(168,905)	(7,629)
*	Clean Harbors Inc.	(135,915)	(7,083)
*	Trex Co. Inc.	(157,509)	(7,075)
*	Echo Global Logistics Inc.	(308,746)	(6,922)
	Donaldson Co. Inc.	(198,363)	(6,816)
	Korn/Ferry International	(302,445)	(6,261)
	Watts Water Technologies
	Inc. Class A	(103,335)	(6,020)
	Oshkosh Corp.	(121,928)	(5,817)
*	Team Inc.	(233,378)	(5,795)
	Primoris Services Corp.	(302,200)	(5,721)
	Matson Inc.	(169,491)	(5,473)
*	KLX Inc.	(171,532)	(5,317)
*	Genesee & Wyoming Inc.
	Class A	(86,255)	(5,085)
	Forward Air Corp.	(107,252)	(4,776)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Mobile Mini Inc.	(135,439)	(4,692)
*	BMC Stock Holdings Inc.	(226,649)	(4,039)
	Raven Industries Inc.	(199,141)	(3,772)
	CLARCOR Inc.	(49,700)	(3,023)
*	WageWorks Inc.	(44,500)	(2,662)
*	Armstrong World Industries
	Inc.	(67,024)	(2,624)
	EnPro Industries Inc.	(54,391)	(2,414)
	Franklin Electric Co. Inc.	(67,243)	(2,222)
	Hubbell Inc. Class B	(20,850)	(2,199)
	Parker-Hannifin Corp.	(20,227)	(2,186)
	Matthews International
	Corp. Class A	(36,000)	(2,003)
	Kansas City Southern	(18,400)	(1,658)
*	Chart Industries Inc.	(64,473)	(1,556)
*	Spirit Airlines Inc.	(22,993)	(1,032)
*	Babcock & Wilcox
	Enterprises Inc.	(29,900)	(439)
			(262,852)
Information Technology (-15.5%)
	SS&C Technologies
	Holdings Inc.	(421,364)	(11,832)
*	Yelp Inc. Class A	(338,166)	(10,267)
*	Tyler Technologies Inc.	(58,873)	(9,815)
*	Zendesk Inc.	(352,618)	(9,302)
	Harris Corp.	(110,874)	(9,251)
*	Microsemi Corp.	(280,413)	(9,164)
*	Akamai Technologies Inc.	(162,100)	(9,066)
*	Qorvo Inc.	(162,383)	(8,973)
	Fidelity National
	Information Services Inc.	(118,882)	(8,759)
	Corning Inc.	(425,011)	(8,704)
*	Envestnet Inc.	(260,577)	(8,680)
*	NetScout Systems Inc.	(377,675)	(8,403)
*	Twitter Inc.	(487,655)	(8,246)
*	Rogers Corp.	(134,613)	(8,225)
*	NetSuite Inc.	(110,523)	(8,046)
	Microchip Technology Inc.	(155,756)	(7,906)
*	PayPal Holdings Inc.	(214,318)	(7,825)
*	Yahoo! Inc.	(207,703)	(7,801)
*	WEX Inc.	(86,579)	(7,677)
*	CoStar Group Inc.	(34,969)	(7,646)
*	CommScope Holding Co.
	Inc.	(240,992)	(7,478)
	Cypress Semiconductor
	Corp.	(703,221)	(7,419)
	Cabot Microelectronics
	Corp.	(161,075)	(6,820)
*	FleetCor Technologies Inc.	(47,249)	(6,763)
*	ViaSat Inc.	(88,272)	(6,303)
	AVX Corp.	(412,500)	(5,602)
*	Trimble Navigation Ltd.	(209,300)	(5,098)
	QUALCOMM Inc.	(94,000)	(5,036)
*	Workday Inc. Class A	(67,299)	(5,025)
*	ANSYS Inc.	(50,700)	(4,601)

*	CommVault Systems Inc.	(92,800)	(4,008)
	FLIR Systems Inc.	(127,642)	(3,950)
	Visa Inc. Class A	(50,500)	(3,746)
*	Diodes Inc.	(177,736)	(3,340)
	CA Inc.	(90,000)	(2,955)
*	comScore Inc.	(122,772)	(2,932)
*	PTC Inc.	(71,988)	(2,705)
	Oracle Corp.	(65,700)	(2,689)
	National Instruments Corp.	(87,625)	(2,401)
*	Autodesk Inc.	(44,300)	(2,398)
	Analog Devices Inc.	(40,406)	(2,289)
*	Progress Software Corp.	(64,900)	(1,782)
*	Palo Alto Networks Inc.	(9,700)	(1,190)
	Cognex Corp.	(26,000)	(1,121)
	j2 Global Inc.	(17,314)	(1,094)
	Littelfuse Inc.	(9,141)	(1,080)
*	Synchronoss Technologies
	Inc.	(29,775)	(949)
			(276,362)
Materials (-5.8%)
	Royal Gold Inc.	(142,053)	(10,231)
	Tahoe Resources Inc.	(671,516)	(10,053)
	Olin Corp.	(382,940)	(9,512)
	Ball Corp.	(128,692)	(9,303)
	WestRock Co.	(231,757)	(9,008)
*	Ingevity Corp.	(261,262)	(8,893)
	FMC Corp.	(191,007)	(8,845)
	Compass Minerals
	International Inc.	(112,212)	(8,325)
	CF Industries Holdings Inc.	(314,597)	(7,582)
	Ashland Inc.	(44,400)	(5,096)
	Hecla Mining Co.	(987,806)	(5,038)
	Monsanto Co.	(47,400)	(4,902)
	Mosaic Co.	(158,451)	(4,148)
*	Stillwater Mining Co.	(100,413)	(1,191)
*	Boise Cascade Co.	(45,419)	(1,042)
*	Ferro Corp.	(76,441)	(1,023)
			(104,192)
Telecommunication Services (-0.9%)
*	Zayo Group Holdings Inc.	(310,497)	(8,672)
*	Level 3 Communications
	Inc.	(144,750)	(7,453)
			(16,125)
Utilities (-3.2%)
	Pattern Energy Group Inc.
	Class A	(422,256)	(9,699)
	WEC Energy Group Inc.	(141,894)	(9,266)
	Aqua America Inc.	(247,624)	(8,830)
*	Dynegy Inc.	(485,106)	(8,363)
	South Jersey Industries
	Inc.	(193,836)	(6,129)
	California Water Service
	Group	(145,036)	(5,066)
	Avangrid Inc.	(78,794)	(3,629)

Market Neutral Fund

		Market
		Value•
	Shares	($000)
ALLETE Inc.	(51,137)	(3,305)
Sempra Energy	(15,200)	(1,733)
Dominion Resources Inc.	(15,700)	(1,224)
		(57,244)
Total Common Stocks Sold Short
(Proceeds $1,671,531)		(1,769,483)
Temporary Cash Investment (2.7%)
Money Market Fund (2.7%)
1 Vanguard Market Liquidity
Fund, 0.538%
(Cost $48,056)	48,056,325	48,056
†Other Assets and Liabilities—
Net (97.9%)		1,747,009
Net Assets (100%)		1,785,335

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers		1,759,753
Affiliated Vanguard Funds		48,056
Total Long Positions		1,807,809
Investment in Vanguard		139
†Cash Segregated for Short Positions		1,757,367
Receivables for Capital Shares Issued		3,276
Receivables for Accrued Income		1,977
Receivables for Investment Securities Sold 1,010
Total Assets		3,571,578
Liabilities
Securities Sold Short, at Value		1,769,483
Payables for Capital Shares Redeemed		5,519
Payables to Vanguard		2,071
Payables for Investment Securities
Purchased		1,687
Other Liabilities		7,483
Total Liabilities		1,786,243
Net Assets (100%)		1,785,335

At June 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,813,324
Accumulated Net Investment Income	2,977
Accumulated Net Realized Losses	(12,951)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	79,937
Investment Securities Sold Short	(97,952)
Net Assets	1,785,335

Investor Shares—Net Assets
Applicable to 129,446,029 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,529,963
Net Asset Value Per Share—
Investor Shares	$11.82

Institutional Shares—Net Assets
Applicable to 21,687,227 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	255,372
Net Asset Value Per Share—
Institutional Shares	$11.78

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $1,215,747,000 and cash of $1,757,367,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30, 2016
($000)
Investment Income
Income
Dividends	14,514
Interest[1]	99
Total Income	14,613
Expenses
The Vanguard Group—Note B
Investment Advisory Services	379
Management and Administrative—Investor Shares	962
Management and Administrative—Institutional Shares	86
Marketing and Distribution—Investor Shares	170
Marketing and Distribution—Institutional Shares	4
Custodian Fees	65
Shareholders’ Reports—Investor Shares	14
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	9,584
Borrowing Expense on Securities Sold Short	163
Total Expenses	11,427
Net Investment Income (Loss)	3,186
Realized Net Gain (Loss)
Investment Securities—Long Positions	(16,464)
Investment Securities Sold Short	15,731
Realized Net Gain (Loss)	(733)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	69,273
Investment Securities Sold Short	(132,452)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(63,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,726)
1 Interest income from an affiliated company of the fund was $98,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	3,186	124
Realized Net Gain (Loss)	(733)	5,194
Change in Unrealized Appreciation (Depreciation)	(63,179)	16,470
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,726)	21,788
Distributions
Net Investment Income
Investor Shares	—	(103)
Institutional Shares	—	(100)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	—	(203)
Capital Share Transactions
Investor Shares	932,106	374,308
Institutional Shares	162,473	43,646
Net Increase (Decrease) from Capital Share Transactions	1,094,579	417,954
Total Increase (Decrease)	1,033,853	439,539
Net Assets
Beginning of Period	751,482	311,943
End of Period[1]	1,785,335	751,482
1 Net Assets—End of Period includes accumulated net investment income and undistributed (overdistributed) net investment income of $2,977,000 and ($209,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.12	$11.50	$11.03	$10.16	$10.36	$9.61
Investment Operations
Net Investment Income (Loss)	. 022	. 002[1]	(. 032)	(. 007)	. 045	(. 024)
Net Realized and Unrealized Gain (Loss)
on Investments	(.322)	.620	.502	.880	(.200)	.774
Total from Investment Operations	(. 300)	. 622	. 470	. 873	(.155)	.750
Distributions
Dividends from Net Investment Income	—	(.002)	—	(.002)	(.045)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	(.001)	—	—
Total Distributions	—	(.002)	—	(.003)	(.045)	—
Net Asset Value, End of Period	$11.82	$12.12	$11.50	$11.03	$10.16	$10.36

Total Return[2]	-2.48%	5.41%	4.26%	8.59%	-1.50%	7.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,530	$650	$257	$174	$151	$158
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.67%	1.46%	1.64%	1.57%	1.88%	1.69%
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.26%	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.46%	0.01%	(0.38%)	(0.06%)	0.44%	(0.22%)
Portfolio Turnover Rate	54%	68%	73%	68%	89%	91%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes 2016 dividend and borrowing expense on securities sold short of 1.39% and 0.02%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 1.06% and 0.15%, respectively. Includes 2014 dividend and borrowing expense on securities sold short of 1.21% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.07	$11.45	$10.97	$10.10	$10.33	$9.57
Investment Operations
Net Investment Income (Loss)	. 030	. 011[1]	(.023)	.006	.071	(.010)
Net Realized and Unrealized Gain (Loss)
on Investments	(. 320)	. 621	. 503	. 868	(. 215)	.770
Total from Investment Operations	(. 290)	. 632	. 480	. 874	(.144)	.760
Distributions
Dividends from Net Investment Income	—	(.012)	—	(.003)	(.086)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	(.001)	—	—
Total Distributions	—	(.012)	—	(.004)	(.086)	—
Net Asset Value, End of Period	$11.78	$12.07	$11.45	$10.97	$10.10	$10.33

Total Return[2]	-2.40%	5.52%	4.38%	8.66%	-1.39%	7.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$255	$102	$55	$35	$31	$16
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.57%	1.36%	1.54%	1.47%	1.78%	1.59%
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.16%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.56%	0.11%	(0.28%)	0.04%	0.54%	(0.12%)
Portfolio Turnover Rate	54%	68%	73%	68%	89%	91%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes 2016 dividend and borrowing expense on securities sold short of 1.39% and 0.02%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 1.06% and 0.15%, respectively. Includes 2014 dividend and borrowing expense on securities sold short of 1.21% and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively. Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and for the period ended June 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the

Market Neutral Fund

facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2016, or at any time during the period then ended.

6. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2016, the fund had contributed to Vanguard capital in the amount of $139,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At June 30, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect

Market Neutral Fund

their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2015, the fund had available capital losses totaling $12,217,000 to offset future net capital gains of $7,346,000 through December 31, 2017, and $4,871,000 through December 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2016; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2016, the cost of long security positions for tax purposes was $1,727,915,000. Net unrealized appreciation of long security positions for tax purposes was $79,894,000, consisting of unrealized gains of $158,668,000 on securities that had risen in value since their purchase and $78,774,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $97,952,000, consisting of unrealized gains of $65,575,000 on securities that had fallen in value since their purchase and $163,527,000 in unrealized losses on securities that had risen in value since their sale.

E. During the six months ended June 30, 2016, the fund purchased $1,348,577,000 of investment securities and sold $361,454,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $1,490,265,000 and $547,543,000, respectively.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,195,330	97,557	483,066	40,492
Issued in Lieu of Cash Distributions	—	—	92	8
Redeemed	(263,224)	(21,694)	(108,850)	(9,253)
Net Increase (Decrease)—Investor Shares	932,106	75,863	374,308	31,247
Institutional Shares
Issued	175,167	14,291	60,931	5,124
Issued in Lieu of Cash Distributions	—	—	90	7
Redeemed	(12,694)	(1,045)	(17,375)	(1,495)
Net Increase (Decrease)—Institutional Shares	162,473	13,246	43,646	3,636

At June 30, 2016, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2015	6/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$975.25	$8.20
Institutional Shares	1,000.00	975.97	7.71
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,016.56	$8.37
Institutional Shares	1,000.00	1,017.06	7.87

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.67% for Investor Shares and 1.57% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Market Neutral Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since Vanguard began managing the fund in 2007 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
	Chris D. McIsaac	Michael Rollings
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 17, 2016
VANGUARD MONTGOMERY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 17, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.